                                    Exhibit 24

February 24, 2023

TO:        Kimberly A. Fontan
        Daniel T. Falstad

Re:        Power of Attorney - Form 10-K

Entergy Corporation, referred to herein as the Company, will file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2022, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

The Company and the undersigned persons, in their respective capacities as directors and/or officers of the Company, as specified in Attachment I, do each hereby make, constitute and appoint Kimberly A. Fontan and Daniel T. Falstad and each of them, their true and lawful Attorneys (with full power of substitution) for each of the undersigned and in his or her name, place and stead to sign and cause to be filed with the Securities and Exchange Commission the aforementioned Annual Report on Form 10-K and any amendments thereto.

Yours very truly,

ENTERGY CORPORATION

By: /s/ Andrew S. Marsh
Andrew S. Marsh
Director, Chairman of the Board
and Chief Executive Officer

/s/ John R. Burbank	/s/ M. Elise Hyland
John R. Burbank	M. Elise Hyland
Director	Director

/s/ Patrick J. Condon	/s/ Stuart L. Levenick
Patrick J. Condon	Stuart L. Levenick
Director	Director

/s/ Kirkland H. Donald	/s/ Blanche L. Lincoln
Kirkland H. Donald	Blanche L. Lincoln
Director	Director

/s/ Brian W. Ellis	/s/ Andrew S. Marsh
Brian W. Ellis	Andrew S. Marsh
Director	Director, Chairman of the Board and Chief Executive Officer

/s/ Philip L. Frederickson	/s/ Karen A. Puckett
Philip L. Frederickson	Karen A. Puckett
Director	Director

/s/ Alexis M. Herman	/s/ Kimberly A. Fontan
Alexis M. Herman	Kimberly A. Fontan
Director	Executive Vice President and Chief Financial Officer

ATTACHMENT I

Entergy Corporation

Chairman of the Board and Chief Executive Officer - Andrew S. Marsh (principal executive officer)
Executive Vice President and Chief Financial Officer - Kimberly A. Fontan (principal financial officer)

Directors - John R. Burbank, Patrick J. Condon, Kirkland H. Donald, Brian W. Ellis, Philip L. Frederickson, Alexis M. Herman, M. Elise Hyland, Stuart L. Levenick, Blanche L. Lincoln, Andrew S. Marsh and Karen A. Puckett

February 24, 2023

TO:        Reginald T. Jackson
        Daniel T. Falstad

Re:        Power of Attorney - Form 10-K

Entergy Arkansas, LLC., Entergy Louisiana, LLC, Entergy Mississippi, LLC, Entergy New Orleans, LLC, Entergy Texas, Inc. and System Energy Resources, Inc. (collectively referred to herein as the Companies) will each file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2022, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

The Companies and the undersigned persons, in their respective capacities as directors and/or officers of the Companies, as specified in Attachment I, do each hereby make, constitute and appoint Reginald T. Jackson and Daniel T. Falstad and each of them, their true and lawful Attorneys (with full power of substitution) for each of the undersigned and in his or her name, place and stead to sign and cause to be filed with the Securities and Exchange Commission the aforementioned Annual Report on Form 10-K and any amendments thereto.

Yours very truly,

ENTERGY ARKANSAS, LLC
ENTERGY LOUISIANA, LLC
ENTERGY MISSISSIPPI, LLC
ENTERGY NEW ORLEANS, LLC
ENTERGY TEXAS, INC.
SYSTEM ENERGY RESOURCES, INC.

/s/ Kimberly Cook-Nelson	/s/ Phillip R. May, Jr.
Kimberly Cook-Nelson Director of System Energy Resources, Inc.	Phillip R. May, Jr. Director, Chairman of the Board, President and Chief Executive Officer of Entergy Louisiana, LLC

/s/ Haley R. Fisackerly	/s/ Peter S. Norgeot, Jr.
Haley R. Fisackerly Director, Chairman of the Board, President and Chief Executive Officer of Entergy Mississippi, LLC	Peter S. Norgeot, Jr. Director of Entergy Arkansas, LLC, Entergy Louisiana, LLC, Entergy Mississippi, LLC, Entergy New Orleans, LLC and Entergy Texas, Inc.

/s/ Kimberly A. Fontan	/s/ Deanna D. Rodriguez
Kimberly A. Fontan
Director, Executive Vice President and Chief Financial Officer of Entergy Arkansas, LLC, Entergy Louisiana, LLC, Entergy Mississippi, LLC, Entergy Texas, Inc. and System Energy Resources, Inc.
Executive Vice President and Chief Financial Officer of Entergy New Orleans, LLC
Deanna D. Rodriguez Director, Chair of the Board, President and Chief Executive Officer of Entergy New Orleans, LLC

/s/ Barrett E. Green	/s/ Eliecer Viamontes
Barrett E. Green Director of System Energy Resources, Inc.	Eliecer Viamontes Director, Chairman of the Board, President and Chief Executive Officer of Entergy Texas, Inc.

/s/ Laura R. Landreaux	/s/ Roderick K. West
Laura R. Landreaux Director, Chair of the Board of Directors, President and Chief Executive Officer of Entergy Arkansas, LLC
Roderick K. West
Director of Entergy Arkansas, LLC, Entergy Louisiana, LLC, Entergy Mississippi, LLC, Entergy New Orleans, LLC and Entergy Texas, Inc.
Director, Chairman of the Board, President and Chief Executive Officer of System Energy Resources, Inc.

ATTACHMENT I

Entergy Arkansas, LLC

Chair of the Board of Directors, President and Chief Executive Officer - Laura R. Landreaux (principal executive officer)
Executive Vice President and Chief Financial Officer – Kimberly A. Fontan (principal financial officer)

Directors – Kimberly A. Fontan, Laura R. Landreaux, Peter S. Norgeot, Jr. and Roderick K. West

Entergy Louisiana, LLC

Chairman of the Board, President and Chief Executive Officer - Phillip R. May, Jr. (principal executive officer)
Executive Vice President and Chief Financial Officer – Kimberly A. Fontan (principal financial officer)

Directors – Kimberly A. Fontan, Phillip R. May, Jr., Peter S. Norgeot, Jr. and Roderick K. West

Entergy Mississippi, LLC

Chairman of the Board, President and Chief Executive Officer - Haley R. Fisackerly (principal executive officer)
Executive Vice President and Chief Financial Officer – Kimberly A. Fontan (principal financial officer)

Directors - Haley R. Fisackerly, Kimberly A. Fontan, Peter S. Norgeot, Jr. and Roderick K. West

Entergy New Orleans, LLC

Chair of the Board, President and Chief Executive Officer - Deanna D. Rodriguez (principal executive officer)
Executive Vice President and Chief Financial Officer – Kimberly A. Fontan (principal financial officer)

Directors – Peter S. Norgeot, Jr., Deanna D. Rodriguez and Roderick K. West

Entergy Texas, Inc.

Chairman of the Board, President and Chief Executive Officer - Eliecer Viamontes (principal executive officer)
Executive Vice President and Chief Financial Officer – Kimberly A. Fontan (principal financial officer)

Directors – Kimberly A. Fontan, Peter S. Norgeot, Jr., Eliecer Viamontes and Roderick K. West

System Energy Resources, Inc.

Chairman of the Board, President and Chief Executive Officer - Roderick K. West (principal executive officer)
Executive Vice President and Chief Financial Officer – Kimberly A. Fontan (principal financial officer)

Directors – Kimberly Cook-Nelson, Kimberly A. Fontan, Barrett E. Green and Roderick K. West